                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ZAP.COM CORPORATION
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------

                NEVADA                                                   76-0571159
(State of incorporation or organization)                      (I.R.S. Employer Identification No.)

                         100 MERIDIAN CENTRE, SUITE 350
                            ROCHESTER, NEW YORK 14618
                                 (716) 242-8600
                    (Address of principal executive offices)

If this form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-76135

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                               Name of Each Exchange On Which
To Be So Registered                               Each Class Is To Be Registered
-------------------                               ------------------------------

None                                              None


Securities to be registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, PAR VALUE $.001 PER SHARE
                     ---------------------------------------
                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of registrant's common stock, par value $.001 per share, is incorporated by reference to the "Description of Securities" section contained in the prospectus included in the registrant's Registration Statement on Form S-1 (File No. 333-76135) originally filed with the Securities Exchange Commission on April 12, 1999 under the Securities Act of 1933, as subsequently amended (the "S-1 Registration Statement"). Any form of prospectus that constitutes part of the S-1 Registration Statement and is filed by the registrant pursuant to Rule 424(b) under the Securities Act of 1993, as subsequently amended, shall be deemed incorporated by reference. The S-1 Registration Statement will be declared effective concurrently with this Form 8-A.

ITEM 2.  EXHIBITS

         The following exhibits are filed as part of this Registration
Statement:

         Exhibit No.                        Document Description
         1                                  Form of Restated Articles of Incorporation of ZAP.COM (filed as Exhibit 3.1 to the S-1 Registration Statement)*

         2                                  Form of Amended and Restated By-laws of ZAP.COM (filed as Exhibit 3.2 to the
                                            S-1 Registration Statement)*

         3                                  Form of Specimen Stock Certificate (filed as Exhibit 4.1 to the S-1
                                            Registration Statement)*

         4                                  Form of Warrant to be issued to American Internetwork Sports Company, LLC
                                            (filed as Exhibit 4.2 to the S-1 Registration Statement)*

* Incorporated herein by reference.

SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  ZAP.COM CORPORATION

                                  By:  /s/ Avram Glazer
                                           ----------------
                                  Name:    Avram Glazer
                                  Title:   President and Chief Executive Officer

Dated:  October 20, 1999

                                  EXHIBIT INDEX



         Exhibit No.                        Document Description

         1                                  Form of Restated Articles of Incorporation of ZAP.COM (filed as Exhibit 3.1 to the S-1 Registration Statement)*

         2                                  Form of Amended and Restated By-laws of ZAP.COM (filed as Exhibit 3.2 to the
                                            S-1 Registration Statement)*

         3                                  Form of Specimen Stock Certificate (filed as Exhibit 4.1 to the S-1
                                            Registration Statement)*

         4                                  Form of Warrant to be issued to American Internetwork Sports Company, LLC
                                            (filed as Exhibit 4.2 to the S-1 Registration Statement)*

* Incorporated herein by reference.